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                                                                    EXHIBIT 10.9


                                                                January 30, 1997




American Commercial Finance
  Corporation
433 South Main Street
West Hartford, CT 06110

Ladies and Gentlemen:

         Reference is hereby made to that certain Commercial Revolving Loan, Demand Loan and Security Agreement dated November 1, 1996 (the "Loan Agreement") between Industrial Technologies, Inc. ("ITI") and Intec Europe, Ltd. ("INTEC" and collectively, with ITI, the "BORROWERS") and American Commercial Finance
Corporation ("ACFC"), and that certain letter agreement dated December __, 1996
(the "LETTER AGREEMENT") among the Borrowers, ACFC, Gerald W. Stewart and Joseph
Schlig (collectively, the "FIDELITY GUARANTORS"), and Intec Corp. (the
"CORPORATE GUARANTOR" and collectively, with the Fidelity Guarantors, the "GUARANTORS"). Capitalized terms not expressly defined herein shall have the definitions assigned to them in the Loan Agreement and the Letter Agreement.

         The Borrowers and the Obligors (collectively, the "OBLIGORS") have requested that ACFC, and ACFC has agreed to, amend the Loan Agreement and the Letter Agreement to increase the aggregate advances against European Accounts which Intec will be eligible to have outstanding at any one time from $250,000 to $500,000. Accordingly, ACFC and the Obligors agree as follows:

         1. Section 1.1(yy) of the Loan Agreement is deleted in its entirety and the following is substituted in lieu thereof:

         "(yy) "Revolving Loan Borrowing Base" shall mean an amount equal to the lesser of: (i) ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000),
         or (ii) an amount equal to the aggregate of (1) eighty percent
         (80%) of Eligible Accounts which arise out of sales by ITI, plus (2)
         the lesser of (A) eighty percent (80%) of Eligible European Accounts, or (B) FIVE HUNDRED THOUSAND DOLLARS ($500,000), plus (3) eighty percent (80%) of Eligible Foreign Accounts, provided, however, that
         Borrower's eligibility under the Revolving Loan
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         the Demand Loan is $500,000, the Borrowers shall be eligible to borrow $1,000,000 pursuant to subsection (i) of the preceding sentence."

         2. Section 4 of the Letter Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

        "4. The aggregate advances against European Accounts at any time shall not exceed Five Hundred Thousand ($500,000) Dollars."

         3. Except as expressly set forth herein, the Loan Agreement and the Letter Agreement shall remain unmodified and in full force and effect.

         If the foregoing is in accordance with your agreement, please evidence the same by signing below

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
Witnessed:                                       Very truly yours,
   /s/ Victoria Besse                            INDUSTRIAL TECHNOLOGIES, INC.
-----------------------------

   /s/ Harry Fontana                             By       /s/ Joseph Schlig
-----------------------------                      ----------------------------
                                                   Its  VP and Treasurer

  /s/ Victoria Besse                             INTEC EUROPE, LTD.
-----------------------------

  /s/ Harry Fontana                              By     /s/ Joseph Schlig
-----------------------------                      ----------------------------
                                                   Its  VP and Treasurer

 /s/ Victoria Besse                                INTEC CORP.
-----------------------------


 /s/ Harry Fontana                               By    /s/ Joseph Schlig
-----------------------------                      ----------------------------
                                                   Its  VP and Treasurer
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
   /s/ Victoria Besse                                 /s/ Joseph Schlig
-----------------------------                    ------------------------------
                                                 Joseph Schlig, individually
                                                 as Fidelity Guarantor
  /s/ Harry Fontana
-----------------------------

  /s/ John Hubertus                                 /s/ Gerald W. Stewart
-----------------------------                    ------------------------------
                                                 Gerald W. Stewart, individually
                                                 as Fidelity Guarantor
  /s/ Barbara Jahr
-----------------------------

Review and Agreed to this
30th day of January, 1997.

AMERICAN COMMERCIAL
FINANCE CORPORATION



By    Richard Mount
  ---------------------------
    Its President